UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2014

Medytox Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54346	54-2156042
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 S. Australian Avenue Suite 800 West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

561-855-1626
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

(a)           On October 2, 2014, Medytox Solutions, Inc. (the “Company”) dismissed DKM Certified Public Accountants (“DKM “) as the Company’s independent registered public accounting firm. The Board of Directors of the Company approved the decision to dismiss DKM.

DKM was engaged on January 10, 2013. DKM audited the Company's consolidated financial statements for the fiscal years ended December 31, 2013 and December 31, 2012.  DKM’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2013 and December 31, 2012 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with DKM's audits of the Company's financial statements for the fiscal years ended December 31, 2013 and December 31, 2012, and through the interim period ended October 2, 2014, the Company has had no disagreement with DKM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of DKM, would have caused DKM to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended December 31, 2013 and December 31, 2012.

During the fiscal years ended December 31, 2013 and December 31, 2012, and through the interim period ended October 2, 2014, no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K have occurred.

The Company provided DKM a copy of this report and requested a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree.  A copy of such letter is attached as Exhibit 16.1 to this report.

(b)           The Company’s Board of Directors reviewed the qualifications of several potential applicants and chose Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to be engaged effective October 2, 2014.

Prior to engaging Grant Thornton, neither the Company nor anyone acting on the Company's behalf consulted Grant Thornton regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. Financial Statements and Exhibits.

Exhibits

(d)

Exhibit Number	Description
16.1	Letter from DKM Certified Public Accountants, dated October 2, 2014, to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDYTOX SOLUTIONS, INC.

Dated: October 2, 2014	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer (principal executive officer)

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EXHIBIT INDEX

NUMBER	EXHIBIT
16.1	Letter from DKM Certified Public Accountants, dated October 2, 2014, to the Securities and Exchange Commission.

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